UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

First Amendment

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2020

SOLTREST, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-227526	35-2606208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Floor 6, Building 6

LuGang WebMall Town, ChouJiang, YiWu
Jinhua City, Zhejiang Province China 322000

(Address of principal executive offices) (zip code)

8 Tiaojiayuan Street Suite 1402,
Chaoyang District, Beijing China

(Former name or former address, if changed since last report.)

86-155-5793-7666

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which Registered
Common Stock	SOLQ	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this First Amendment to the Form 8-K filed with the Securities and Exchange Commission on March 6, 2020 is to correct the number of shares purchased by Hangjin Chen and to reflect that 1,958,000 of the shares which were the subject of the transaction were acquired by fifteen (15) other shareholders represented by Mr. Chen as Purchaser Representative.

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2020, Pursuant to an Agreement for the Purchase of Common Stock dated as of February 27, 2020, HangJin Chen purchased 5,000,000 shares of Company Common Stock from Li WeiWei and fifteen (15) other purchasers represented by Hangjin Chen purchased an additional 1,958,000 shares from other shareholders of the Company. The aggregate shares purchased in this transaction represented approximately 99.97% of the issued and outstanding shares of the Company.

Item 5.01 Changes in Control of Registrant.

See Item 1.01, above. On March 4, 2020, a change in control of the registrant occurred with the purchase of 6,958,000 shares of Company Common Stock (representing 99.97% of the issued and outstanding shares of the Company) by HangJin Chen and fifteen (15) other Purchasers represented by Mr. Chen.

Item 5.02 Departure of Directors and Principal Officers, Election of Directors, Appointment of Principal Officers.

See Item 1.01, above. Effective March 4, 2020, the Board of Directors accepted the resignation of Li WeiWei as President, Secretary, Chief Executive Officer and a director of the Company and appointed HangJin Chen to serve as President, Secretary, Chief Executive Officer, Chief Financial Officer and Director until the next election of directors and appointment of officers or the appointment of his successor upon his resignation.

HangJin Chen (29)

Mr. Chen has served as President, Secretary, Chief Executive Officer, Chief Financial Officer and a Director of the Company since March 2020. Commencing in May 2016. In June 2019, he founded the Daqing Valley project and Panan Dongchuan tourism development project. His other activities have included Zhejiang Shenmiao Technology Co., Ltd., established in July 2019 where he served as General Manager and Sheng Da Network Technology Co., Ltd., founded in October 2019, serving as its chairman. He also led a technology development team to create Whale Buy Mall, expected to launch by the end of March 2020. Mr. Chen attended Zhejiang University from 2017 to 2019 and received an EMBA (Senior Manager MBA Masters Degree Courses).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

In accordance with the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SOLTREST, INC.

Date: March 23, 2020	By	/s/ HangJin Chen
HangJin Chen
CEO, President and Secretary